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   LICENSING, DEVELOPEMENT AND MARKETING AMENDING AGREEMENT



          THIS AGREEMENT dated for reference August 14, 2001

BETWEEN:


SEDONA SOFTWARE SOLUTIONS INC., a body corporate, duly incorporated under the laws of the State of Nevada and having an office at 503 - 1755 Robson Street, Vancouver,
B.C., V6G 3B7
("Sedona")

OF THE FIRST PART

AND:

MARKATECH INDUSTRIES CORPORATION, a body duly incorporated under the laws of the Province of British Columbia, Canada and having an office at 745 West 42nd Avenue, Vancouver, B.C., V5Z 2N8
("Markatech")

OF THE SECOND PART



WHEREAS:

A. Markatech is the developer and owner of all ownership interest right and title to the Autonet Parking Ticket
Violation Management System ("Autonet")

B. Markatech has granted to Sedona the privilege to conduct a review of documentation with regard to Autonet.

C. Markatech has granted Sedona the option to purchase all of Markatech's right title and interest in and to the programs, documentation and know-how.

D. Markatech has agreed to license to Sedona the world-wide exploitation rights to Autonet

E. Markatech has agreed to conduct ongoing development and testing of the programs, hardware, documentation and know-how of the Autonet system in accordance with the terms and conditions set out herein.

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F.    Markatech has agreed to assist Sedona in the marketing
and commercial exploitation of the Autonet technology.

G. Markatech has agreed to grant to Sedona a time extension of the License Term pursuant to the Licnesing, Development and Marketing Agreement dated February 1, 2001.

H. Markatech has agreed to grant to Sedona a time extension of the development Program Term pursuant to the Licensing, Development and Marketing Agreement dated
February 1, 2001.


          NOW THEREFORE in consideration of payment of Ten
Dollars ($10.00) and other good and valuable consideration
(the receipt and sufficiency of which are hereby acknowledged), the parties have agreed that the Licensing, Development and Marketing Agreement dated February 1, 2001 is hereby amended as follows:


The following date is deleted:
Para. 2.2, line2, delete: "October 1, 2001".

The following date is added:
Para. 2.2, line2, add: "January 1, 2002".

The following date is deleted:
Para. 3.2, line 2, delete: "February 1, 2002".

The following date is added:
Para. 3.2, line 2, add: "February 1, 2003".


ENTIRE  AGREEMENT:
 .
          This Agreement together with the Licensing, Development, and Marketing Agreement dated February 1, 2001, constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

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IN WITNESS WHEREOF this Agreement has been executed as of
the day and year first above written

MARKATECH INDUSTRIES CORPORATION

    /s/ Les Scott
per _______________________________
      Les Scott, director



SEDONA SOFTWARE SOLUTIONS INC.

     /s/ J. E. Cooper
Per _______________________________
     J.E. Cooper, director